        MORGAN STANLEY VARIABLE INVESTMENT SERIES - INCOME PLUS PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2008 - DECEMBER 31, 2008

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- ------------- ----------

     Tyco        07/09/08         -        $99.970     $300,000,000.00     1,150,000     0.38%      0.37%     Goldman,         UBS
 Electronics                                                                                                 Sachs & Co.,    Warburg
   Group SA                                                                                                    Banc of
 Noted 5.950%                                                                                                  America
due 01/15/2014                                                                                               Securities
                                                                                                             LLC, Citi,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             securities,
                                                                                                               Morgan
                                                                                                            Stanley, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Barclays
                                                                                                            Capital, BNP
                                                                                                              PARIBAS,
                                                                                                              JPMorgan,
                                                                                                               Lehman
                                                                                                              Brothers

  Alcoa Inc.     07/10/08         -      $99.684000    $750,000,000.00      465,000      0.06%      0.15%      Banc of      Barclays
  Note 6.750%                                                                                                  America       Capital
due 07/15/2018                                                                                                Securities       Inc.
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                            Citi, Lehman
                                                                                                              Brothers,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                            BNP PARIBAS,
                                                                                                             BMO Capital
                                                                                                              Markets,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNY Mellon
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                              LLC, RBS
                                                                                                              Greenwich
                                                                                                            Capital, ANZ
                                                                                                             Securities,
                                                                                                                BBVA
                                                                                                             Securities,
                                                                                                              Goldman,
                                                                                                             Sachs & Co.
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                             Bank, Banca
                                                                                                             IMI, Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                              JPMorgan

  Walgreen Co.   07/14/08         -        $99.610    $1,300,000,000.00     630,000      0.04%      0.20%      Banc of     JPMorgan
 Noted 4.875%                                                                                                  America    Securities
due 08/01/2013                                                                                               Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Wells
                                                                                                                Fargo
                                                                                                             Securities,
                                                                                                                Loop
                                                                                                               Capital
                                                                                                             Markets, LC

 Dupont El       07/23/08         -        $99.960    $1,250,000,000.00     745,000      0.06%      0.25%      Credit        Goldman
Nemour Note                                                                                                    Suisse,        Sachs
 6.00% due                                                                                                    Goldman,
 07/15/2018                                                                                                  Sachs & Co.,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                                LLC,
                                                                                                              JPMorgan,
                                                                                                                ,RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Citi, ING
                                                                                                             Wholesale,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Santander
                                                                                                             Investment,
                                                                                                               Scotia
                                                                                                              Capital,
                                                                                                              Standard
                                                                                                              Chartered
                                                                                                              Bank, UBS
                                                                                                             Investment
                                                                                                              Bank, The
                                                                                                              Williams
                                                                                                               Capital
                                                                                                             Group, L.P.

  XTO Energy     08/04/08         -        $99.713    $1,000,000,000.00     235,000      0.02%      0.08%      Lehman        Lehman
 Inc. 6.500%                                                                                                  Brothers,     Brothers
due 12/15/2018                                                                                               Jeffries &
                                                                                                              Company,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                              LLC, BNP
                                                                                                              PARIBAS,
                                                                                                              SunTrust
                                                                                                              Robinson
                                                                                                              Humphrey,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                                Citi,
                                                                                                              JPMorgan,
                                                                                                               Merrill
                                                                                                            Lynch & Co.,
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                             Bank, BBVA
                                                                                                             Securities,
                                                                                                              Comerica
                                                                                                             Securities,
                                                                                                               Lazard
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                               Tudor,
                                                                                                             Pickering,
                                                                                                             Holt & Co.,
                                                                                                             BMO Capital
                                                                                                            Markets, DNB
                                                                                                            NOR Markets,
                                                                                                               Natixis
                                                                                                            Bleichroeder
                                                                                                              Inc., BNY
                                                                                                               Mellon
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                             LLC, Fortis
                                                                                                             Securities
                                                                                                             LLC, Piper
                                                                                                              Jaffray,
                                                                                                             Wells Fargo
                                                                                                             Securities

  Aetna Inc.     09/09/08         -        $99.716     $500,000,000.00      215,000      0.04%      0.07%      Banc of       Bank of
 Note 6.500%                                                                                                   America       America
due 09/15/2018                                                                                               Securities
                                                                                                             LLC, Citi,
                                                                                                             J.P.Morgan,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                               Credit
                                                                                                             Suisse, RBS
                                                                                                              Greenwich
                                                                                                              Capital,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                                 UBS
                                                                                                             Investment
                                                                                                              Bank, BNY
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                            Inc., Lehman
                                                                                                              Brothers,
                                                                                                             PNC Capital
                                                                                                              Markets,
                                                                                                             Fifth Third
                                                                                                             Securities,
                                                                                                                Inc.,
                                                                                                              National
                                                                                                            City Capital
                                                                                                              Markets,
                                                                                                              SunTrust,
                                                                                                              Robinson
                                                                                                              Humphrey,
                                                                                                             Wells Fargo
                                                                                                             Securities,
                                                                                                               Lazard
                                                                                                               Capital
                                                                                                              Markets,
                                                                                                            Piper Jaffray

IBM Corp.        10/09/08         -        $98.890    $1,000,000,000.00     300,000      0.03%      0.11%     Banc of       Barclays
8.00% due                                                                                                     America       Capital
10/15/2038                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

IBM Corp.        10/09/08         -        $98.630    $1,600,000,000.00    1,200,000     0.07%      0.46%     Banc of       Barclays
7.625% due                                                                                                    America       Capital
10/15/2018                                                                                                  Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                            BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner     11/13/08         -        $98.465    $1,250,000,000.00     230,000      0.01%      0.09%       Citi,      Citigroup
  Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                    Bank
due 2/14/2019                                                                                                Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                              USA Inc.,
                                                                                                              Goldman,
                                                                                                            Sachs & Co.,
                                                                                                               Banc of
                                                                                                               America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                               America
                                                                                                                Inc.,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                             LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                            Capital, UBS
                                                                                                             Investment
                                                                                                                Bank,
                                                                                                              Utendahl
                                                                                                               Capital
                                                                                                             Group, LLC,
                                                                                                            Loop Capital
                                                                                                            Markets, LLC

  Procter &      12/15/08         -        $99.978    $2,000,000,000.00    1,440,000     0.07$      0.59%       Citi,        Goldman
  Gamble Co.                                                                                                   Goldman,       Sachs
  Note 4.600%                                                                                                  Sachs &
due 01/15/2014                                                                                               Co., Morgan
                                                                                                               Stanley,
                                                                                                               Deutsche
                                                                                                                 Bank
                                                                                                             Securities,
                                                                                                               Merrill
                                                                                                               Lynch &
                                                                                                              Co., HSBC,
                                                                                                             J.P.Morgan,
                                                                                                                 RBS
                                                                                                              Greenwich
                                                                                                               Capital,
                                                                                                               Banc of
                                                                                                               America
                                                                                                              Securities
                                                                                                                 LLC,
                                                                                                              Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Barclays
                                                                                                               Capital,
                                                                                                                Credit
                                                                                                             Suisse, The
                                                                                                               Williams
                                                                                                               Capital
                                                                                                             Group, L.P.